UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 17, 2015

Paragon Offshore plc
(Exact name of Registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

3151 Briarpark Drive, Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 330 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On December 17, 2015, Paragon Offshore plc (the "Company") received a letter from The New York Stock Exchange (the “NYSE”) notifying the Company that the NYSE had suspended trading in the Company's shares effective immediately. The NYSE determined that the Company's ordinary shares were no longer suitable for listing based on “abnormally low” price levels, pursuant to Section 802.01D of the NYSE’s Listed Company Manual. The Company has applied to be quoted on the OTCQX over-the-counter marketplace under the ticker symbol “PGNPF.”

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press Release of Paragon Offshore plc, dated December 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc

Date: December 22, 2015	By:	/s/ Todd D. Strickler
	Name:	Todd D. Strickler
	Title:	Vice President, General Counsel & Corporate Secretary

INDEX TO EXHIBITS
EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press Release of Paragon Offshore plc, dated December 18, 2015.